UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

Forestar Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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The following memorandum was distributed to employees of Forestar Group Inc. beginning on April 13, 2017.

Memo

TO:	All Forestar Employees

FROM:	Phil Weber

CC:

DATE:	April 13, 2017

SUBJECT:	Forestar To Be Acquired by Affiliates of Starwood Capital Group

Today, Forestar Group announced that our Board of Directors has approved a transaction in which affiliates of Starwood Capital Group would acquire all of the outstanding shares of Forestar common stock for $14.25 per share.  There are conditions that must be met before the transaction is complete (including the approval by Forestar shareholders). We anticipate that the transaction will close in the third quarter of 2017, subject to satisfaction of such conditions.

Forestar’s board and management team have been evaluating alternatives over an extensive period of time. The board engaged JMP Securities in August 2016 to evaluate strategic alternatives for the company.  After careful review of the company’s financial position, value creation opportunities, organic and inorganic growth alternatives and the potential risks associated with each, and after consideration of advice from its advisors, the board determined to consider a sale of the company.

A copy of today’s press release and a Q&A document are attached for your reference. We will provide you with further details about the transaction and especially those issues that will impact you most directly, as they become available.

We appreciate all that you do for this company and for one another.  You have remained focused and have worked hard to meet expectations and we thank you for your dedication.  During the transition it will be important we remain focused on our business and continuing to deliver results for our shareholders and other stakeholders.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “expect,” “believe,” “future” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Forestar and Starwood. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the competitive ability and position of Starwood following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or at all, including that the required approval by the shareholders of Forestar may not be obtained; (2) there may be a material adverse change of Forestar or the business of Forestar may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulation may occur; and (6) other risk factors as detailed from time to time in Forestar’s reports filed with the Securities and Exchange Commission (the “SEC”), including Forestar’s Annual Report on Form 10-K for the year ended December 31, 2016 which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither Forestar nor Starwood undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Forestar intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Forestar will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the proxy statement, as well as other filings containing information about Forestar, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Forestar’s SEC filings in connection with the transaction, free of charge, from Forestar’s Web site (www.Forestargroup.com) under the link “Investor Relations” and then under the link “Financial and SEC Reporting” and then under the tab “SEC Filings,” or by directing a request to Forestar, Charles D. Jehl, Chief Financial Officer.

Participants in the Merger Solicitation

The directors, executive officers and employees of Forestar and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Forestar’s directors and executive officers is available in its definitive proxy statement for its 2017 annual meeting of stockholders filed with the SEC on March 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The following document was distributed to employees of Forestar Group Inc. beginning on April 13, 2017.

Frequently Asked Questions

Q:  What does the transaction mean for my job status?

A:  It is too early in the process to talk specifically about how the integration process might impact individual Forestar employees.  We will make every effort to communicate regularly to tell you as much as we can about Starwood’s personnel decisions.  In the meantime, the best thing for each of us to do is remain focused on our work and continuing to deliver value to our stockholders.  We will provide updates as additional information becomes available.

Q:  When will I know if the transaction will close?

A:  The transaction is expected to close in mid-2017. We will keep you informed as we move through the process.

Q: If Starwood buys the company, will it close any of Forestar’s offices?

A:  It is too early in the process to answer this question.  It will be up to Starwood to determine what happens with respect to our headquarters and regional offices, upon consummation of the transaction.

Q:  Will I get severance if Starwood terminates my job?  How much?

A:  Forestar has a severance schedule for regular full-time salaried employees.  Starwood has agreed that each employee who incurs a termination of employment up to 12 months after the Closing will receive severance no less favorable than Forestar’s current severance plan.

Q: How does this affect my 401(k)?

A:  Forestar’s Retirement and Savings benefits are in a qualified trust at Vanguard and any vested benefits cannot be reduced.  If the transaction is consummated, the surviving entity in the merger will be a subsidiary of Starwood and will continue to have responsibility for operating the plan following the closing of the transaction and will notify you about the benefits provided under its program going forward.

Q: What happens between now and the close of the transaction?

A: Until the transaction closes it is important for each of us to remember that we still operate as an independent company.  Closing of the transaction is conditional upon the approval of Forestar’s stockholders and is subject to other conditions.  We must continue to operate business as usual and do everything we can to ensure we deliver on our commitments to our partners, customers and shareholders.

Q: How can I find out more information?

A: To ensure consistency and accuracy of information, you should direct any specific questions about the announcement, or its effects on you, to an email address we will establish just for employee questions.  Managers may not be familiar with the details of the announcement, and may not be in a position to speak with accuracy or authority about the effect of this potential transaction.  By directing all questions to the email address that will be provided, you will be assured of receiving accurate and consistent information about the transaction.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “expect,” “believe,” “future” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Forestar and Starwood. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the competitive ability and position of Starwood following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or at all, including that the required approval by the shareholders of Forestar may not be obtained; (2) there may be a material adverse change of Forestar or the business of Forestar may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulation may occur; and (6) other risk factors as detailed from time to time in Forestar’s reports filed with the Securities and Exchange Commission (the “SEC”), including Forestar’s Annual Report on Form 10-K for the year ended December 31, 2016 which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither Forestar nor Starwood undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Forestar intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Forestar will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the proxy statement, as well as other filings containing information about Forestar, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Forestar’s SEC filings in connection with the transaction, free of charge, from Forestar’s Web site (www.Forestargroup.com) under the link “Investor Relations” and then under the link “Financial and SEC Reporting” and then under the tab “SEC Filings,” or by directing a request to Forestar, Charles D. Jehl, Chief Financial Officer.

Participants in the Merger Solicitation

The directors, executive officers and employees of Forestar and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Forestar’s directors and executive officers is available in its definitive proxy statement for its 2017 annual meeting of stockholders filed with the SEC on March 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The following letter is being distributed to certain customers and vendors of Forestar Group Inc. beginning on April 13, 2017.

April [  ], 2017

Dear [Name of Forestar Customer or Vendor]:

I am writing to share with you some important news about Forestar.

On April 13, 2017 Forester signed an agreement to be purchased by affiliates of Starwood Capital Group (“Starwood”) . Upon completion of the transaction, which we expect will close in the third quarter of 2017, Forestar will become part of Starwood. Both companies have long histories in the real estate industry.

While the transaction is being completed, it will be business-as-usual at Forestar so please continue to interact with your usual contacts. We will communicate any planned changes for the combined company well in advance of any such changes to ensure a smooth, seamless transition.

The attached press release contains more information about this transaction.

We appreciate your relationship, interest and support.

Phil Weber
Chief Executive Officer

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “expect,” “believe,” “future” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Forestar and Starwood. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the competitive ability and position of Starwood following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or at all, including that the required approval by the shareholders of Forestar may not be obtained; (2) there may be a material adverse change of Forestar or the business of Forestar may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulation may occur; and (6) other risk factors as detailed from time to time in Forestar’s reports filed with the Securities and Exchange Commission (the “SEC”), including Forestar’s Annual Report on Form 10-K for the year ended December 31, 2016 which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither Forestar nor Starwood undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Forestar intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Forestar will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the proxy statement, as well as other filings containing information about Forestar, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Forestar’s SEC filings in connection with the transaction, free of charge, from Forestar’s Web site (www.Forestargroup.com) under the link “Investor Relations” and then under the link “Financial and SEC Reporting” and then under the tab “SEC Filings,” or by directing a request to Forestar, Charles D. Jehl, Chief Financial Officer.

Participants in the Merger Solicitation

The directors, executive officers and employees of Forestar and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Forestar’s directors and executive officers is available in its definitive proxy statement for its 2017 annual meeting of stockholders filed with the SEC on March 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.